THIRD AMENDMENT TO LOAN AGREEMENT



     This Third Amendment to Loan Agreement (this "Third Amendment") is entered into as of this 30th day of June, 2002 by and between UGLY DUCKLING CORPORATION, a Delaware corporation ("Company") and CYGNET CAPITAL CORPORATION, an Arizona corporation ("Lender").

                                    Recitals.

A. Lender holds and owns that certain loan payable by Company in the original principal amount of $15,000,000.00 (the "Loan") evidenced by a Loan Agreement dated February 12, 1998 (the "Loan Agreement") and documents executed pursuant to the Loan Agreement, as thereafter amended (collectively, the "Loan Documents").

B. The Company and Lender desire to amend the Loan Agreement and Loan Documents on the terms and conditions set forth in this Third Amendment.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1 Defined Terms. Unless otherwise specified herein, all capitalized terms used in this Third Amendment shall have the same meaning given to such terms in the Loan Agreement and Loan Documents, as applicable.

2. Amendment to Section 1.01. Effective as of the date hereof, the definition of "Maturity Date" in the Loan Agreement is amended in its entirety to provide as follows:

     "Maturity Date" means February 12, 2005.

3. Amendment to Section 2 of the Loan Agreement. Effective as of the date hereof, a new Section 2.09 shall be added to the Loan Agreement and shall provide as follows:

          "2.09 Principal Payments By Company. Without demand by Lender, Company shall pay to Lender each calendar quarter a principal payment equal to the retained earning of the Company for the calendar quarter as reported in the Form 10-Q filed by the Company (the "Earnings Payment"). The Earnings Payment shall be paid on or before the date the Company publicly announces its earnings for a quarter. No Earnings Payment shall be due if the Earnings Payment shall constitute a default under, or is otherwise prohibited by, any agreement with any other voluntary creditor of the Company ("Other Creditors"). The Earnings payment for any quarter shall not exceed $1,000,000.00 unless all Other Creditors consent to an Earnings Payment for a quarter in excess of $1,000,000.00."
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4.   Warrants.  Lender acknowledges the termination of the Warrant Agreement and all references to the Warrant and Warrant Agreement in the Loan Agreement and Loan Documents are hereby deleted in their entirety.

5. Incorporation of Amendment. The parties acknowledge and agree that this Third Amendment is incorporated into and made a part of, as applicable, the Loan Agreement, the terms and provisions of which are hereby affirmed and ratified and remain in full force and effect, except as amended hereby. To the extent that any term or provision of this Third Amendment is or may be deemed inconsistent with any term or provision of the Loan Agreement, as applicable, the terms and provisions of this Third Amendment shall control. Each reference to the Loan Agreement, shall be a reference to the Loan as amended by this Third Amendment. This Third Amendment, taken together with the provisions of the Loan Agreement, which are all affirmed and ratified by the Company, contains the entire agreement among the parties regarding the transactions described herein and supersedes all prior agreements, written or oral, with respect thereto.

6. Assignments, Participation, etc. Lender acknowledges that it is currently a Lender under the Loan Agreement, that it has authority to execute and deliver this Third Amendment and that it has not assigned any of its rights under the Loan Agreement, except to another Lender which is a party to this Third Amendment.

7. Execution in Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.


Company:                            UGLY DUCKLING CORPORATION,
                                    a Delaware corporation

                                    By:      __________________________________
                                    Name:    __________________________________
                                    Its:     __________________________________



Lender:                             Cygnet Capital Corporation,
                                    an Arizona corporation

                                    By:      __________________________________
                                    Name:    __________________________________
                                    Its:     __________________________________